February 22, 2008
Randall W. Merk,
President and Chief Executive Officer,
Schwab Capital Trust
Schwab Investments
101 Montgomery Street
San Francisco, CA 94104
Re: Funds of Schwab Capital Trust and Schwab 1000 Fund
Dear Mr. Merk:
This letter will confirm our agreement to limit net operating expenses of the following funds, as noted in the table below and described in the funds’ registration statements filed with the Securities and Exchange Commission.

Net Operating
Fund	Expense limit	Guaranteed through:
Schwab MarketTrack All	50 bps	2/27/09
Equity Portfolio — Investor Shares

Schwab MarketTrack	50 bps	2/27/09
Conservative Portfolio — Investor Shares

Schwab MarketTrack	50 bps	2/27/09
Balanced Portfolio — Investor Shares

Schwab MarketTrack Growth	50 bps	2/27/09
Portfolio — Investor Shares

Schwab MarketTrack	35 bps	2/27/09
Conservative Portfolio — P Shares

Schwab MarketTrack Growth	35 bps	2/27/09
Portfolio — P Shares

Laudus U.S. MarketMasters	125 bps	2/27/09
Fund- Investor Shares

Laudus U.S. MarketMasters	107 bps	2/27/09
Fund- Select Shares

Laudus Small-Cap	155 bps	2/27/09
MarketMasters Fund- Investor Shares

Net Operating
Fund	Expense limit	Guaranteed through:

Laudus Small-Cap	137 bps	2/27/09
MarketMasters Fund- Select Shares

Laudus International	165 bps	2/27/09
MarketMasters Fund- Investor Shares

Laudus International	147 bps	2/27/09
MarketMasters Fund- Select Shares

Schwab Large-Cap Growth	120 bps	2/27/09
Fund — Investor Shares

Schwab Large-Cap Growth	99 bps	2/27/09
Fund — Select Shares

Schwab Core Equity Fund	75 bps	2/27/09

Schwab S&P 500 Index Fund	37 bps	2/27/09
- Investor Shares

Schwab S&P 500 Index Fund	19 bps	2/27/09
- Select Shares

Schwab S&P 500 Index Fund	28 bps	2/27/09
- e.Shares

Schwab 1000 Index Fund -	51 bps	2/27/09
Investor Shares

Schwab 1000 Index Fund -	36 bps	2/27/09
Select Shares

Schwab Small-Cap Index	60 bps	2/27/09
Fund- Investor Shares

Schwab Small-Cap Index	42 bps	2/27/09
Fund- Select Shares

Schwab Total Stock Market	58 bps	2/27/09
Index Fund- Investor Shares

Schwab Total Stock Market	39 bps	2/27/09
Index Fund- Select Shares

Schwab International	69 bps	2/27/09
Index Fund- Investor Shares

Net Operating
Fund	Expense limit	Guaranteed through:

Schwab International	50 bps	2/27/09
-Index Fund- Select Shares

Schwab Dividend Equity	110 bps	2/27/09
Fund- Investors Shares

Schwab Dividend Equity	95 bps	2/27/09
Fund- Select Share

Schwab Small-Cap Equity	130 bps	2/27/09
Fund- Investors Shares

Schwab Small-Cap Equity	112 bps	2/27/09
Fund- Select Shares

Schwab Hedged Equity	200 bps	2/27/09
Fund- Investor Shares

Schwab Hedged Equity	177 bps	2/27/09
Fund- Select Shares

Schwab Financial Services Fund	110 bps	2/27/09

Schwab Health Care Fund	110 bps	2/27/09

Schwab Institutional	10 bps	2/27/09
Select S&P 500 Fund

Schwab Premier Equity	130 bps	2/27/09
Fund — Investor Shares

Schwab Premier Equity	115 bps	2/27/09
Fund — Select Shares

Schwab Balanced Fund	0 bps	2/27/09
(formerly, Schwab Viewpoints Fund, Laudus Balanced MarketMasters Fund- Investor Shares)

Schwab Target 2010 Fund	6 bps	2/27/09

Schwab Target 2015 Fund	5bps	2/27/09

Schwab Target 2020 Fund	4 bps	2/27/09

Schwab Target 2025 Fund	4 bps	2/27/09

Schwab Target 2030 Fund	3 bps	2/27/09

Net Operating
Fund	Expense limit	Guaranteed through:

Schwab Target 2035 Fund	2 bps	2/27/09

Schwab Target 2040 Fund	1 bps	2/27/09

Schwab Retirement Income Fund	10 bps	2/27/09

Schwab Fundamental US Large	59 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental US Large	44 bps	2/27/09
Company Index Fund — Select Shares

Schwab Fundamental US Large	35 bps	2/27/09
Company Index Fund — Institutional Shares

Schwab Fundamental US Small-Mid	59 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental US Small-Mid	44 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental US Small-Mid	35 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental International Large	59 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental International Large	44 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental International Large	35 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental International Small-Mid	79 bps	2/27/09
International Small-MidCompany Index Fund — Investor Shares

Schwab Fundamental International Small-Mid	64 bps	2/27/09
Company Index Fund — Investor Shares

Schwab Fundamental International Small-Mid	55 bps	2/27/09
Company Index Fund — Investor Shares

Net Operating
Fund	Expense limit	Guaranteed through:
Schwab Fundamental Emerging	84 bps	2/27/09
Markets Index Fund — Investor Shares

Schwab Fundamental Emerging	69 bps	2/27/09
Markets Index Fund — Investor Shares

Schwab Fundamental Emerging	60 bps	2/27/09
Markets Index Fund — Investor Shares
Sincerely,

/s/ George Pereira	/s/ Natalie Lera

George Pereira	Natalie Lera,
Chief Financial Officer, Charles Schwab	Vice President,
Investment Management, Inc.	Equity Product Management
cc:
Jody Stuart
Shelley Harding
Michael Bonardi
Yi-Ching Wu
Diane Chui
Bessie Mitskaris
Erica Gates
Neha Shah
George Pereira
Michael Clinton
Zuogang Gao
James Pierce
Jim Gibson